Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Taxes

Note 8. Taxes

During the period July 10, 2021 through December 31, 2021, the significant components of income tax expense consisted of the following:

For the Period
July 10, 2021 to
December 31,
2021
Net Income (Loss) Before Income Taxes	$(250,588)

Income Tax Expense (Benefit)
Current
Federal	$1,708
State and local	312
2,020
Deferred
Federal	(4,603)
State and local	(921)
(5,524)
Total
Federal	(2,895)
State and local	(609)
$(3,504)

Total loss before taxes is $250.6 million The total current federal and state income tax expense is $2.0 million with a total deferred federal and state income tax benefit of $5.5 million, for a total tax benefit of $3.5 million.

During the period July 10, 2021 through December 31, 2021, Sunlight’s effective income tax rate varied from the U.S. statutory tax rate that was in effect during the period as follows:

	For the Period July 10, 2021 to
	December 31, 2021
Net Income (Loss) Before Income Taxes	$(250,588)
Statutory U.S Income Tax Rate	21.0%
Income tax expense (benefit), at statutory U.S. federal rate	$(52,623)	21.0%

State and local taxes	(674)	0.3
Goodwill impairment	30,658	(12.2)
Change in fair value of warrant liabilities	(3,081)	1.2
Noncontrolling interests in loss of consolidated subsidiaries	18,390	(7.3)
Business Combination compensation expense	3,662	(1.5)
Other	164	(0.1)
Income tax expense (benefit)	$(3,504)	1.4

Sunlight’s effective income tax rate during the period July 10, 2021 through December 31, 2021 is 1.4%. The difference between Sunlight’s statutory and effective tax rate is primarily due to the permanent adjustments for goodwill impairment of $30.7 million, changes in the value of warrant liabilities of $3.1 million and noncontrolling interest in subsidiaries of $18.4 million.

Deferred income taxes are recognized for the future tax consequences of temporary differences between the financial statement and tax basis of assets and liabilities. The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities are as follows:

For the Period
July 10, 2021
to December
31, 2021
Deferred tax liabilities
Investment in Sunlight Financial LLC	(36,686)
Deferred tax asset (liability), net	$(36,686)

At December 31, 2021, Sunlight had deferred tax liabilities of $36.7 million, of which the most significant deferred tax liability is depreciation and amortization of $35.4 million.

Sunlight recognizes tax benefits for uncertain tax positions only if it is more likely than not that the position is sustainable based on its technical merits. Interest and penalties on uncertain tax positions are included as a component of the provision for income taxes in Sunlight’s Consolidated Statements of Operations. As of December 31, 2021 and December 31, 2020, Sunlight did not have any material uncertain tax positions. Any uncertain tax position taken by any of the Class EX unitholders is not an uncertain tax position of Sunlight Financial LLC.

Tax Receivable Agreement — Sunlight entered into a Tax Receivable Agreement (“TRA”) with selling equity holders of Sunlight Financial LLC that requires Sunlight to pay 85.0% of the tax savings that are realized primarily as a result of increases in Sunlight Financial LLC managing member’s tax basis in the partnership’s assets as a result of the sale and exchange of Sunlight Financial LLC’s Class EX units and Sunlight Financial Holdings Inc.’s Class C shares for Sunlight Financial Holdings Inc.’s Class A shares, as well as certain other tax benefits related to tax benefits attributable to payments under the TRA. Sunlight retains the benefit of the remaining 15.0% of these tax savings.

The Business Combination did not create a TRA liability, and Sunlight has not recognized a TRA liability through December 31, 2021, as there were no exchanges of Sunlight Financial LLC’s partnership equity held by members prior to the Business Combination for interests in Sunlight Financial Holdings Inc. subject to the TRA.